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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------



                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                  Filed by the Registrant                     |X|
                  Filed by a Party other than the Registrant  |_|

                  Check the appropriate box:
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                  |X|      Preliminary Proxy Statement
                  |_|      Confidential, for Use of the Commission Only
                           (as permitted by Rule 14a-6(e)(2))
                  |_|      Definitive Proxy Statement
                  |_|      Definitive Additional Materials
                  |_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or

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                            A-FEM MEDICAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                            A-FEM MEDICAL CORPORATION
                       10180 S.W. Nimbus Avenue, Suite J-5
                             Portland, Oregon 97223

                                February 9, 2001

Dear Stockholder:

         You are cordially invited to attend a Special Meeting of Stockholders (the "Special Meeting") of A-Fem Medical Corporation (the "Company").

                  Place:            A-Fem Medical Corporation
                                    10180 SW Nimbus Avenue, Suite J-5
                                    Portland, Oregon

                  Date:             Thursday, March 8, 2001

                  Time:             9:30 a.m. local time

         The Notice of the Special Meeting and Proxy Statement accompany this letter. The Proxy Statement describes the business to be transacted at the meeting and provides other information concerning the Company.

         The principal business to be transacted at the Special Meeting will be
(i) election of directors; (ii) amendment of the Articles of Incorporation to increase the authorized number of shares of the Company's common stock ("Common Stock") and preferred stock ("Preferred Stock"); (iii) amendment of the Company's Amended and Restated 1994 Incentive and Non-Qualified Stock Option Plan (the "1994 Plan") to increase the number of shares of Common Stock reserved for issuance under the 1994 Plan; and (iv) ratification of the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001. The Board of Directors recommends that stockholders vote for election of the nominated directors, amendment of the Articles of Incorporation to increase authorized number of shares of Common Stock and Preferred Stock, amendment of the 1994 Plan and ratification of Arthur Andersen LLP as the Company's independent public accountants.

         We know that many of our stockholders will be unable to attend the Special Meeting. Proxies are therefore solicited so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend the Special Meeting, we hope that you will have your stock represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Special Meeting and vote in person even if you have previously returned your proxy card.

                                Sincerely,

                                Steven T. Frankel
                                President and Chief Executive Officer

--------------------------------------------------------------------------------

                                    IMPORTANT

A proxy card is enclosed herewith. All stockholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any stockholder attending the Special Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

                    IT IS IMPORTANT THAT YOUR STOCK BE VOTED.

--------------------------------------------------------------------------------

                            A-FEM MEDICAL CORPORATION

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            TO BE HELD MARCH 8, 2001

         NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders (the "Special Meeting") of A-Fem Medical Corporation, a Nevada corporation (the "Company"), will be held on Thursday, March 8, 2001, at 9:30 a.m. local time, at the Company's offices at 10180 SW Nimbus Avenue, Suite J-5, Portland, Oregon, for the following purposes:

         1.  To elect seven directors to the Company's Board of Directors.

         2. To amend the Company's Articles of Incorporation to increase the authorized number of shares of the Company's Common Stock and Preferred Stock.

         3. To amend the Company's Amended and Restated 1994 Incentive and Non-Qualified Plan (the "1994 Plan") to increase the number of shares of the Company's Common Stock reserved for issuance under the 1994 Plan.

         4. To ratify the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending December 31, 2001.

         Only stockholders of record at the close of business on January 30, 2001, will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

         The Company's Proxy Statement is submitted herewith. Financial and other information concerning the Company is contained in the enclosed Annual Report.

         ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IN THE EVENT THAT YOU SHOULD ATTEND THE SPECIAL MEETING.

                       By Order of the Board of Directors

                       Steven T. Frankel, President and Chief Executive Officer

Portland, Oregon
February 9, 2001

                            A-FEM MEDICAL CORPORATION
                          10180 S.W. Nimbus, Suite J-5
                             Portland, Oregon 97223

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, MARCH 8, 2001

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         This Proxy Statement is furnished by the Board of Directors of A-Fem Medical Corporation, a Nevada corporation (the "Company"), to the holders of common stock, par value $.01 per share, of the Company (the "Common Stock") and the holders of the Series A Convertible Preferred Stock, $.01 par value (the "Series A Stock") in connection with the solicitation of proxies by the Board of Directors for use at the Company's Special Meeting of Stockholders in lieu of an annual meeting (the "Special Meeting") to be held at 9:30 a.m. local time, on Thursday, March 8, 2001, at the Company's offices at 10180 SW Nimbus Avenue, Suite J-5, Portland, Oregon.

         This Proxy Statement and the enclosed form of proxy were mailed to stockholders on or about February 9, 2001.

Record Date and Outstanding Shares

         Only holders of record of the Company's Common Stock and Series A Stock at the close of business on January 30, 2001, are entitled to notice of and to vote at the Special Meeting. On that date, 9,596,558 shares of Common Stock and 7,492,135 shares of Series A Stock were outstanding (together, the "Outstanding Shares").

Solicitation of Proxies

         The cost of preparing, printing and mailing this Proxy Statement and the proxy solicited hereby has been or will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, bank nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of the Common Stock as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

Quorum and Voting

         Each Outstanding Share entitles the holder thereof to one vote upon each matter to be presented at the Special Meeting. Holders of the Common Stock and Series A Stock are not entitled to cumulative voting rights in the election of directors. A quorum, consisting of one-third of the Outstanding Shares, must be present in person or by proxy for the transaction of business. If a quorum is present:

                  (i) a nominee for election to the Board of Directors will be elected by a plurality of the votes cast at the Special Meeting by holders of the Outstanding Shares;

                  (ii) the amendment of the Articles of Incorporation, as previously amended and restated (the "Articles"), to increase the authorized number of shares of the Common Stock and the Company's preferred stock (the "Preferred Stock") will be approved if it receives the affirmative vote of a majority of the Outstanding Shares and the affirmative vote of a majority of the outstanding Series A Stock;

                  (iii) the amendment of the Company's Amended and Restated 1994 Incentive and Non-Qualified Stock Option Plan (the "1994 Plan") to increase the number of shares of Common Stock reserved for issuance under the 1994 Plan will be approved if it receives the affirmative vote of a majority of the Outstanding Shares represented at the Special Meeting and the affirmative vote of a majority of the outstanding Series A Stock; and

                  (iv) the appointment of Arthur Andersen, LLP, will be ratified if the proposal receives the affirmative vote of a majority of the Outstanding Shares represented at the Special Meeting.

Abstentions and other non-votes are counted for purposes of determining whether a quorum exists at the Special Meeting, but have no effect on the determination of whether a plurality exists with respect to a given nominee. An abstention or other non-vote has the effect of a vote against a proposal. Proxies and ballots will be received and tabulated by Computershare Investor Services, the Company's transfer agent.

Revocability of Proxies

         Any proxy delivered pursuant to this solicitation is revocable at the option of the person giving it at any time before it is exercised. A proxy may be revoked prior to its exercise by delivering to the Company's Secretary a written notice of revocation or a duly executed proxy card bearing a later date, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy.

         Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the shares will be voted "FOR" (i) election of the nominees for the Board of Directors named in this Proxy Statement; (ii) amendment of the Articles to increase the authorized number of shares of Common Stock and Preferred Stock; (iii) amendment of the 1994 Plan; and (iv) ratification of the appointment of Arthur Andersen LLP as independent public accountants for the fiscal year ending December 31, 2001.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Election of Directors

                  The business and affairs of the Company are managed under the direction of its Board of Directors. The Company's Bylaws provide that the Board of Directors shall consist of not less than five nor more than nine members. The Company's Bylaws provide for a staggered board. Pursuant to the Bylaws of the Company, the Board of Directors is divided into two classes, with such classes to be as equal in number as the total number of directors constituting the entire Board permits. After the Special Meeting, the Company's Board of Directors will consist of seven members, with three members in Class 1, whose terms will expire in one year or when their respective successors have been elected and qualified or until their death, resignation or removal from office, and four members in Class 2, whose terms will expire in two years or when their respective successors have been elected and qualified or until their death, resignation or removal from office. At the expiration of each class's term, directors are to be elected to serve for a term of two years or until their respective successors have been elected and qualified or until their death, resignation or removal from office. A director elected to fill a vacancy on the Board of Directors will be elected for the unexpired term of his or her predecessor in office.

         At the Special Meeting, stockholders will elect three Class 1 directors to serve for one year or until successors are elected and qualified and four Class 2 directors to serve for two years or until successors are elected and qualified. Unless otherwise directed, the persons named in the proxy intend to cast all proxies in favor of Merry Disney, James E. Reinmuth and RoseAnna Sevcik to serve as Class 1 directors of the Company and William H. Fleming, Steven T. Frankel, Carol A. Scott, and James R. Wilson to serve as Class 2 directors of the Company. In the event that Ms. Disney, Mr. Fleming, Mr. Frankel, Mr. Reinmuth, Ms. Scott, Ms. Sevcik or Mr. Wilson should become unavailable for election to the Board of Directors for any reason, the persons named in the proxy have discretionary authority to vote the proxies for the election of other nominees to be designated to fill each such vacancy by the Board of Directors of the Company.

Information about the Nominees and Management

      Directors and Executive Officers   Age        Position
      --------------------------------   ---        --------
      Merry L. Disney                    54         Director

      William H. Fleming, Ph.D.          54         Vice Chairman-Diagnostics, Secretary and Director

      Steven T. Frankel                  58         Chief Executive Officer, President and Director

      James E. Reinmuth, Ph.D.           60         Chairman and Director

      Carol A. Scott, Ph.D.              51         Director

      RoseAnna Sevcik                    37         Director

      James Wilson                       51         Treasurer, Director of Business Development and
                                                    Director

      Key Employees
      -------------

      Martin Harvey                      59         Controller

      Paul Mueggler, Ph.D.               50         Vice President, Clinical and Regulatory Affairs

Class 1 Director Nominees; terms expire in one year.

         Merry L. Disney has been president and chief executive officer of Disney West operations since 1985. From 1986 to 1988, she was president of Bridaldale Development Corporation and served as a director from 1979 to 1986. Ms. Disney worked as an Academic Instructor of Children with Reading Disabilities from 1982 until 1991 and currently is active in major real estate developments and acquisitions.

         James E. Reinmuth, Ph.D. has served as Chairman of A-Fem since September 1996, and has been a Director of A-Fem since May 1995. From September 1996 to April 1998, Dr. Reinmuth served as Chief Executive Officer of A-Fem. From May 1995 to September 1996, Dr. Reinmuth served as Treasurer of A-Fem. Since July 1994, Dr. Reinmuth has served as the Charles H. Lundquist Distinguished Professor of Business at the University of Oregon. From June 1976 until July 1994, Dr. Reinmuth served as Dean of the College of Business at the University of Oregon. Since 1988, Dr. Reinmuth has also served in several administrative positions within the University of Oregon.

         RoseAnna Sevcik has served as a Director of A-Fem since May 1995. Ms. Sevcik has been serving as Director of Mortgage Backed Securities for SunAmerica Investments since July of 1999. From March 1996 to May 1999, Ms. Sevcik served as vice president/senior portfolio manager of Penn Mutual. From February 1993 to March 1996, Ms. Sevcik was vice president/senior portfolio manager and served as a director on the pension plans board of the Life Insurance Company of the Southwest. From February 1990 to February 1993, Ms. Sevcik was senior portfolio manager/securities analyst at Securities Management and Research, an investment management services company.

Class 2 Director Nominees; terms expire in two years.

         William H. Fleming, Ph.D., has served as Vice Chairman-Diagnostics of A-Fem since August of 1997, and as a Director and Secretary of A-Fem since February 1994. From February 1994 through August 1997, Dr. Fleming served as President and Chief Operating Officer of A-Fem. He was president, chief operating officer and a director of ProFem from July 1993 until its merger with A-Fem in June 1994. From April 1992 until July 1993, Dr. Fleming served as an associate with Sovereign Ventures, a healthcare consulting firm; concurrently he served as director of corporate development of Antivirals, Inc., a biotechnology company involved in antisense technology. Dr. Fleming is a director of ERC, a non-profit company.

         Steven T. Frankel has served as Chief Executive Officer and a Director of A-Fem since April 1998, and as President of A-Fem since November 1998. From May 1992 to March 1998, Mr. Frankel was president and chief executive officer of Quidel Corporation, a manufacturer of physicians' office diagnostic test kits. From January 1983 to May 1992, Mr. Frankel was president of various international and domestic divisions of Becton, Dickinson and Company, a diagnostic and medical device manufacturer. From 1979 to 1983, Mr. Frankel was vice president and general manager of the Becton Dickinson Home Health Care unit. Mr. Frankel also serves as a director of HIDA Educational Foundation, Washington, D.C.

         Carol A. Scott, Ph.D., has served as a Director of A-Fem since February 1995. Dr. Scott is a professor of marketing and the chairman of the marketing faculty at The John E. Anderson Graduate School of Management at the University of California, Los Angeles. Dr. Scott has been on the faculty at UCLA since 1977, and served the school in a variety of administrative positions from 1986 through 1994, including as chairman of the faculty and associate dean for academic affairs. She was also a visiting associate professor at the Harvard Business School in 1985, and was on the faculty at Ohio State University for three years prior to joining UCLA in 1977. Dr. Scott is a frequent author and lecturer and has served on the Editorial Board of the Journal of Consumer Research since 1980. Dr. Scott also serves on the board of directors of Sizzler International.

         James R. Wilson has served as Treasurer and a Director of A-Fem since September 1996 and as Director of Business Development since July 1997. In addition, since August 1995 Mr. Wilson has been a private financial consultant to firms in both manufacturing and service industries. From August 1992 to August 1995, Mr. Wilson was a sales manager for Advanced Equipment Systems, Inc. From January 1985 to August 1992, Mr. Wilson was treasurer and director of marketing in various divisions of Production Technologies, Inc. Mr. Wilson also serves as a director of Design Pacific/Oregon Dome, Inc.

Key Employees

         Martin Harvey has served as the Company's Controller since June 1998. From 1993 to 1998, Mr. Harvey held several other controller positions with a variety of manufacturing companies. From August 1987 to June 1993, Mr. Harvey was division controller for Spacelabs Medical, Inc., a manufacturer of critical care medical monitors. From January 1980 to August 1987, Mr. Harvey was division controller for the Medical Systems Division of Control Data, Inc.

         Paul Mueggler, Ph.D. has served as Vice President, Clinical and Regulatory Affairs of the Company since July 2000. Prior to this date, Dr. Mueggler served as Director of Clinical Affairs for the Company since April of 1997. From August 1989 to January 1994, Dr. Mueggler served as director of clinical and technical operations for OXIS Corporation, a diagnostic company. From April 1984 to August 1989, he served as assistant professor and chief, toxicology section for the Department of Clinical Pathology of the School of Medicine at Oregon Health Sciences University.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES.

Board of Directors Meetings and Committees and Compensation of Directors

         The Board of Directors has established an Audit Committee and Compensation Committee, but no Nominating Committee.

         The Audit Committee oversees actions with respect to the Company's accounting and financial reporting practices and provides a channel of communication between the Board and the Company's independent auditors. The Audit Committee consists of Carol A. Scott, Chair, and RoseAnna Sevcik. The Audit Committee held one meeting in 1999. Both members of the Audit Committee are independent directors as defined by NASD Rule 4200(a)(15).

         The Audit Committee reviews and makes recommendations to the Board regarding services provided by the independent accountants, reviews with the independent accountants the scope and results of their annual examination of the Company's consolidated financial statements and any recommendations they may have, and makes recommendations to the Board with respect to the engagement or discharge of the independent accountants. The Audit Committee also reviews the Company's procedures with respect to maintaining books and records, the adequacy and implementation of internal auditing, accounting and financial controls, and the Company's policies concerning financial reporting and business practices. The Audit Committee: reviewed and discussed the audited financial statements with management; discussed with the independent auditors the matters required to be discussed under SAS 61; reviewed the written disclosures and the letter from the independent accountants required by Independence Accounting Standards No. 1 and discussed with the independent accountants, the independent accountants' independence; and, based on such review and discussions, recommended that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to the Proxy Statement as Appendix 1.

         The Compensation Committee administers the 1994 Plan. The Compensation Committee currently consists of RoseAnna Sevcik, Chair, Carol A. Scott and Merry Disney, who was appointed to the Compensation Committee when she became a member of the Board of Directors. For the year ended December 31, 1999, the Compensation Committee consisted of Ms. Scott and Ms. Sevcik and held one meeting.

         The Board of Directors held eight meetings during 1999. Each incumbent director serving on the Board of Directors during 1999 was present for more than 75 percent of the aggregate number of (i) all meetings of the Board of Directors held during the year while he or she was a director and (ii) all meetings of committees on which he or she served.

         Directors of A-Fem who are also employed by A-Fem do not receive additional compensation for their services as directors. Non-employee directors of A-Fem receive compensation in the form of options to purchase A-Fem's common stock. Directors who serve on the committee that administers A-Fem's Amended and Restated 1994 Incentive and Non-Qualified Stock Option Plan receive options pursuant to paragraph 13 of the 1994 Plan.

         James E. Reinmuth, A-Fem's Chairman of the Board receives fees of $30,000 per year for consulting services provided to the Company.

                             MANAGEMENT INFORMATION

Executive Compensation

Compensation Summary

         The following table sets forth certain information regarding the compensation paid to the Chief Executive Officer and any other corporate officers who received in excess of $100,000 in compensation in the fiscal year ended December 31, 1999 (the "Named Executive Officers") for each of the fiscal years ended December 31, 1999, 1998 and 1997.

                           Summary Compensation Table

                                                                      Long-Term
                                         Annual Compensation        Compensation
                                       ----------------------- -----------------------
                                                  Other Annual  Securities Underlying
Name and Principal                      Salary    Compensation    Options/Warrants
Position                         Year    ($)          ($)               (#)
------------------------------- ------ ---------- ------------ -----------------------
James E. Reinmuth (1)            1999     30,000       -                 -
   Chief Executive Officer,      1998     45,025       -           150,000
   Chairman and Director         1997     40,000       -            26,667

Steven T. Frankel (2)            1999    300,769       -                 -
   Chief Executive Officer,      1998    103,863       -         1,700,000
   President and Director        1997          -       -                 -

William H. Fleming               1999    115,000       -                 -
   Vice Chairman-Diagnostics,    1998    119,449       -           150,000
   Secretary and Director        1997    115,000       -            26,667

-------------------

(1)      James E. Reinmuth served as Chief Executive Officer of A-Fem until
         April 1998.

(2) Steven T. Frankel became Chief Executive Officer of A-Fem in April 1998 and President of A-Fem in November 1998. Mr. Frankel's 1999 salary includes $60,769 in deferred salary from 1998.

Grant of Stock Options

         No options were granted to Named Executive Officers during the fiscal year ended December 31, 1999.

Exercise of Stock Options and Year-End Option/Warrant Values

         There were no exercises of stock options by the Named Executive Officers during the fiscal year ended December 31, 1999. The following table sets forth certain information regarding options and warrants of the Named Executive Officers outstanding as of December 31, 1999.

                       Aggregated Option Exercises in 1999
                       and Year-End Option/Warrant Values

                           Number of Securities                Value of Unexercised
                    Underlying Unexercised In-the-Money
                           Options/Warrants at                  Options/Warrants at
                            December 31, 1999                  December 31, 1999 (2)
                     ---------------------------------  --------------------------------
Name                 Exercisable     Unexercisable      Exercisable   Unexercisable
-------------------  --------------  -----------------  -----------   -------------
James E. Reinmuth    326,667               150,000(1)       -0-           -0-

Steven T. Frankel    475,000             1,225,000(1)       -0-           -0-

William H. Fleming   176,667               150,000(1)       -0-           -0-

-------------------

(1)      These options are subject to performance-based conditions.

(2) Based on a fair market value of $.72 per share, the price per share of A-Fem's common stock on December 31, 1999.

Employment Agreements

         A-Fem entered into a consulting agreement with James E. Reinmuth dated effective December 1, 1998 (the "Reinmuth Consulting Agreement"), with respect to Mr. Reinmuth's services as Chairman of the Board. The Reinmuth Consulting Agreement provides for a fee of $2,500 per month. Either party may terminate the Reinmuth Consulting Agreement on 30 days' prior notice.

         A-Fem entered into an employment agreement with James R. Wilson dated effective May 1, 1997 (the "Wilson Employment Agreement"), with respect to Mr. Wilson's services as A-Fem's Treasurer. The Wilson Employment Agreement provides for a salary of $5,000 per month. Either party may terminate the Wilson Employment Agreement on 30 days' prior notice.

         A-Fem entered into an employment agreement with Steven T. Frankel dated effective April 25, 1998 (the "Frankel Employment Agreement"), with respect to Mr. Frankel's services as A-Fem's Chief Executive Officer. The Frankel Employment Agreement provides for a salary of $20,000 per month. Either party may terminate the Frankel Employment Agreement on 30 days' prior notice.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership as of December 31, 2000 of the Company's Common Stock by
(i) each beneficial owner of more than 5 percent of the Common Stock, (ii) the Named Executive Officers, (iii) each director and director nominee of the Company and (iv) all directors and executive officers as a group. Each person named in the table has sole investment and voting power with respect to the shares set forth opposite his or her name, except as otherwise noted.

Name and Address of                            Amount and Nature of    Percent of Class
Beneficial Owner                             Beneficial Ownership (1)    Outstanding
-------------------------------------------  ------------------------  ----------------
Capital Consultants, LLC                            7,976,335 (2)            45.4%
2300 SW First Avenue, Suite 200
Portland, OR  97201

Merry Disney                                           10,000 (3)             *
c/o Pacific Group
100 Atlantic Avenue, Suite 409
Long Beach, CA  90802
   Director

William H. Fleming                                    791,367 (4)             8.1%
Suite J-5
10180 SW Nimbus Avenue
Portland, OR  97223-4341
   Vice-Chairman, Secretary and Director

Steven T. Frankel                                     487,500 (5)             4.8%
Suite J-5
10180 SW Nimbus Avenue
Portland, OR 97223-4341
   Chief Executive Officer, President and
   Director

James E. Reinmuth                                     540,667 (6)             5.5%
5171 Solar Heights Drive
Eugene, OR  97405
   Chairman and Director

Richard T. Schroeder                                  539,000 (7)             5.5%
3840 SW 75th Ave.
Portland, OR  97225

Carol A. Scott                                         60,000 (8)             *
1834 Park Blvd.
Palo Alto, CA  94306
   Director

RoseAnna Sevcik                                        60,000 (9)             *
3843 Cottonwood Grove Terrace
Calabasas, CA  91301
   Director

James R. Wilson                                       410,095 (10)            4.2%
2968 Matt Drive
Eugene, OR  97408
   Treasurer and Director

All directors and officers                          2,359,629 (11)           21.8%
   as a group (8 persons)

-----------------------

*        Less than 1%.

(1) "Beneficial Ownership" is defined pursuant to Rule 13d-3 of the Exchange Act, and generally means any person who directly or indirectly has or shares voting or investment power with respect to a security. A person shall be deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including, but not limited to, any right to acquire such security through the exercise of any option or warrant or through the conversion of a security. Any securities not outstanding that are subject to such options or warrants shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person.

(2) Includes 7,492,135 shares issuable upon conversion of shares of Series A Stock, and an additional 484,200 shares issuable upon conversion of shares issuable upon exercise of warrants to purchase Series A Stock. Capital Consultants LLC acts as an agent for individual investors with respect to all shares beneficially owned by it. Capital Consultants LLC is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940 and has, on behalf of certain of its clients, sole voting power and sole investment power with respect to certain of these shares.

(3) Consists of 10,000 shares issuable upon exercise of options to purchase Common Stock.

(4) Includes 176,667 shares issuable upon the exercise of options to purchase Common Stock.

(5) Consists of 487,500 shares issuable upon the exercise of options to purchase Common Stock.

(6) Includes 23,000 shares of common stock held by the Reinmuth Family Trust, 23,000 shares held by Terry A. Reinmuth, 4,000 shares held by Hilary J. Reinmuth, 4,000 shares held by Jennifer C. Reinmuth, 250,000 shares issuable upon exercise of a warrant to purchase Common Stock and 76,667 shares issuable upon exercise of options to purchase Common Stock.

(7) Includes 200,000 shares issuable upon the exercise of warrants to purchase Common Stock, 30,000 shares held by Mr. Schroeder's spouse, and 29,000 shares held by their children. Mr. Schroeder disclaims beneficial ownership of the 29,000 shares held by his children.

(8) Includes 60,000 shares issuable upon the exercise of options to purchase Common Stock.

(9) Includes 60,000 shares issuable upon the exercise of options to purchase Common Stock.

(10) Includes 160,000 shares of Common Stock held jointly with Mr. Wilson's spouse, 153,428 shares with respect to which Mr. Wilson shares voting power with his spouse, and 96,667 shares issuable upon the exercise of options to purchase Common Stock.

(11) Includes 967,501 shares issuable upon the exercise of options to purchase Common Stock and 250,000 shares issuable upon exercises of warrants to purchase Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Exchange Act requires that the Company's officers, directors and persons who own more than 10 percent of the Common Stock file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company on Form 4. Officers, directors, and greater than 10 percent stockholders of the Company are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports that they file. For the year ended December 31, 1999, William H. Fleming did not timely report three transactions and failed to file a Form 5 for such year. Mr. Fleming has reported these delinquencies on the Form 4 he filed for June 2000. To the Company's knowledge, based solely on reviews of such reports furnished to the Company and written representations that no other reports are required, all other Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with on a timely basis for fiscal year ended December 31, 1999.

Certain Relationships and Related Transactions

         As of December 31, 1999, William H. Fleming, A-Fem's Vice-Chairman of the Board and Secretary, had an outstanding balance of approximately $66,000 on a loan from A-Fem. This loan was made on November 18, 1994, and the original principal balance was $52,000. Interest accrues at a rate of 6.24 percent and is capitalized. Mr. Fleming used the proceeds from this loan to purchase shares of A-Fem's Common Stock upon exercise of a stock option. Mr. Fleming and the Company have agreed that the outstanding balance on this loan shall become due and payable on July 1, 2001, and that Mr. Fleming may make such payment by transferring to the Company shares of the Company's Common Stock that he owns with a value equal to such outstanding balance on the date of repayment.

     PROPOSAL NO. 2 - APPROVAL OF AMENDMENT TO THE ARTICLES TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK AND PREFERRED
                                     STOCK

         The Company's Articles currently authorize issuance of 43,000,000 shares of capital stock, consisting of 33,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. The Board of Directors has adopted a resolution to amend the Articles to increase the authorized capital stock of the Company to 100,000,000 shares by increasing the number of authorized shares of Common Stock to 75,000,000 shares and increasing the number of authorized shares of Preferred Stock to 25,000,000. The text of the Amendment to the Articles is set forth as Appendix 1 to the Proxy Statement.

         The additional authorized shares of Common Stock and Preferred Stock will not have preemptive rights.

         The other terms of the additional authorized shares of Preferred Stock cannot be stated or estimated at this time because no offering of the Preferred Stock is contemplated in the proximate future. The Board of Directors will have the authority to fix and determine the rights and preferences of the shares of any series of Preferred Stock which is established, including dividends, conversion prices, voting rights, redemption prices, maturity dates and similar matters, without further action by the stockholders. The Company must obtain the approval of the holders of a majority of the outstanding shares of Series A Stock to issue additional shares of Preferred Stock.

         Publicly held companies, such as the Company, need to have a sufficient number of authorized shares of Common Stock and Preferred Stock available to be issued from time to time in order to respond to financing needs. The Board of Directors believe it is in the Company's interest to have a variety of financing alternatives available to allow the Company to address its capital requirements in rapidly changing capital markets.

         The potential issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change in control of the Company, may discourage bids for the Common Stock at a premium over the market price of the Common Stock and may adversely affect the market price of, and the voting and other rights of the holders of, Common Stock. The Company has no current plans to issue additional shares of Preferred Stock.

         The Company is governed by Nevada law, including the provisions of Chapter 78 of Nevada Revised Statutes. In general, Section 78.438 prohibits a resident domestic Nevada corporation from engaging in a "combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the combination is approved in a prescribed manner. "Combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. An "interested stockholder" is a person who is the beneficial owner, directly or indirectly, of 10 percent or more of the corporation's voting stock or who is an affiliate or associate of the corporation and at any time within three years prior to the date in question was the beneficial owner, directly or indirectly, of 10 percent or more of the corporation's voting stock.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK AND PREFERRED STOCK.

             PROPOSAL NO. 3 - APPROVAL OF AMENDMENT TO THE COMPANY'S
     AMENDED AND RESTATED 1994 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN

Description of Plan

         The Board of Directors has adopted a resolution amending the 1994 Plan to increase the number of shares of Common Stock reserved for issuance under the 1994 Plan to 5,100,000 shares, subject to stockholder approval. A copy of the 1994 Plan, as amended to incorporate the proposed amendment, is attached to this Proxy Statement as Appendix 3.

         Before this increase, an aggregate of 3,300,000 shares (subject to adjustment by reason of any reorganization, merger, consolidation, plan of recapitalization, reclassification, stock split-up, combination of shares or dividends payable in shares of the Company's Common Stock) was reserved for issuance pursuant to awards under the 1994 Plan. As of December 31, 2000, an aggregate of 1,530,090 shares were subject to outstanding stock options and 522,130 shares were available for grant. The exercise prices for currently outstanding stock options range from $0.78 to $5.13 per share. Options for 1,247,780 shares have been exercised under the 1994 Plan.

         Under the 1994 Plan, the Company may grant incentive stock options
(ISOs), nonqualified stock options (NSOs), stock bonuses, restricted stock, stock appreciation rights, cash bonus rights, performance units, foreign qualified grants and formula awards, separately or in combination. No grants of stock bonuses, restricted stock, stock appreciation rights, cash bonus rights, performance units, foreign qualified grants or formula awards have been made under the 1994 Plan.

Eligibility

         Awards may be granted under the 1994 Plan to selected employees, officers, directors, nonemployee agents, consultants, advisors, persons involved in the sale or distribution of the Company's products and independent contractors of the Company; provided, however, that only employees of the Company may be awarded ISOs. As of December 31, 2000, approximately 11 persons were eligible to receive awards under the 1994 Plan. Since awards under the 1994 Plan are discretionary, awards thereunder for the 2001 fiscal year are not currently determinable. In the fiscal year ended December 31, 2000, options to purchase an aggregate of 30,000 shares at an exercise price of $1.00 per share and 10,000 shares at an exercise price of $3.13 per share of Common Stock were granted to Merry Disney and Rose Anna Sevcik respectively, each a director of the Company, and options to purchase an aggregate of 362,500 shares of Common Stock were granted to employees of the Company at an exercise price of $0.78 per share.

Administration

         The 1994 Plan may be administered by the Company's Board of Directors or the Compensation Committee approved by the Board of Directors (the "Plan Administrator"). The 1994 Plan is currently administered by a Committee of the Board of Directors, which has the authority, subject to the provisions of the 1994 Plan, to determine the persons to whom awards will be made and the size and terms of the awards.

Terms and Conditions of Options

         Options granted under the 1994 Plan may be ISOs or NSOs. The Plan Administrator determines the number of shares subject to the option, the option price, the period of the option, the exercise time and whether an option is an ISO or NSO; provided, however, that with regard to ISOs, the aggregate fair market value of shares (determined at the time the ISO is granted) with respect to which ISOs are exercisable for the first time by an employee during any calendar year may not exceed $100,000. With regard to ISOs, the exercise price cannot be less than the fair market value of the Common Stock on the date of grant or 110 percent of such fair market value in the case of ISOs granted to individuals who hold 10 percent or more of the Common Stock on the date of grant. Upon exercise of any option, payment for shares as to which an option is being exercised may be made in cash, or with the consent of the Board, in shares of the Company's Common Stock valued at fair market value, restricted stock, performance or other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration.

         No option will be exercisable more than 10 years from the date on which it is granted and an ISO granted to any individual who holds 10 percent or more of the Common Stock on the date of grant will not be exercisable more than five years from the date on which it is granted.

         Options granted under the 1994 Plan are non-transferable by any optionee other than by will or the laws of descent and distribution or, with respect to NSOs, as otherwise determined by the Plan Administrator or pursuant to a qualified domestic relations order as defined in the U.S. Internal Revenue Code (the "Code") or the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Stock Bonuses

         The Plan Administrator is authorized to award shares to participants on such terms and conditions and subject to such restrictions, if any (whether based on period of service or performance goals), as the Plan Administrator may determine. Restrictions may include restrictions concerning transferability and forfeiture of the shares awarded. The Plan Administrator may require the recipient to sign an agreement as a condition of the award, but may not require monetary consideration other than amounts necessary to satisfy any tax withholding requirements.

Restricted Stock

         The Plan Administrator may issue shares of restricted stock under the 1994 Plan for such consideration (including promissory notes and services) as determined by the Plan Administrator. All restricted stock issued will be subject to a purchase agreement which will be executed by the Company and the prospective recipient of the shares and may contain any terms, conditions, restrictions, representations and warranties required by the Plan Administrator. The restrictions may include limitations concerning transferability, repurchase by the Company and forfeiture of the shares issued.

Stock Appreciation Rights

         A stock appreciation right gives its holder the right to receive, upon exercise, an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock over its fair market value on the date of grant, multiplied by the number of shares covered by the stock appreciation right that is surrendered. The appreciation distribution may be paid in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, as determined by the Plan Administrator. The Plan Administrator may withdraw any stock appreciation right granted under the 1994 Plan at any time and may impose any conditions upon the exercise of the stock appreciation right. The provisions of the 1994 Plan regarding nontransferability of options apply equally to stock appreciation rights.

Cash Bonus Rights

         Cash bonus rights may be granted under the 1994 Plan in connection with options, stock appreciation rights, stock bonuses and shares sold under the 1994 Plan. Cash bonus rights will be subject to rules, terms and conditions as the Plan Administrator may prescribe. A cash bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised in whole or in part. A cash bonus right granted in connection with a stock bonus or stock purchase will entitle the recipient to a cash bonus payable when the stock bonus is awarded or when shares are purchased, respectively, or when restrictions, if any, to which the stock is subject lapse.

Performance Units

         The Plan Administrator may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves certain goals established by the Plan Administrator over a designated period of time not to exceed 10 years. The goals established by the Plan Administrator may include earnings per share, return on stockholders' equity, return on invested capital and such other goals as may be established by the Plan Administrator. Payment of an award earned may be in cash or in Common Stock or a combination of both, and may be made when earned, or vested and deferred, as the Plan Administrator determines. The provisions of the 1994 Plan regarding nontransferability of options applies equally to performance units.

Foreign Qualified Grants

         Awards under the 1994 Plan may be awarded to qualified persons residing in foreign jurisdictions as the Plan Administrator may determine from time to time. The Plan Administrator may adopt such supplements to the 1994 Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws.

Formula Awards

         Each director appointed to the Committee will be granted NSOs for 30,000 shares of Common Stock ("Formula Options") on the date such director is appointed and further grants of NSOs for 30,000 shares of Common Stock on the third anniversary of the grant of such member's most recent grant; provided, however, that the grant to a newly appointed member will be reduced on an option-for-option basis by the amount of any option grants accepted by such appointee from the Company within the prior 24-month period. The Formula Options will have an exercise price per share equal to the fair market value of Common Stock on the date of grant and will vest in three equal installments on each of the first three anniversaries of the date of grant.

Amendment and Acceleration

         The 1994 Plan may be amended at any time by the Plan Administrator, subject to approval by stockholders of any amendment that (i) materially increases the total number of shares subject to the 1994 Plan; (ii) materially modifies the class of eligible employees under the 1994 Plan; or (iii) effects a change relating to ISOs that is inconsistent with the Code, ERISA, or the rules and regulations adopted thereunder. All options and stock appreciation rights outstanding under the 1994 Plan will become exercisable in full for the remainder of their terms upon certain events, including a consolidation, merger or plan of exchange involving the Company pursuant to which Common Stock is converted into cash; any sale, lease, exchange or other transfer of all or substantially all the assets of the Company; any tender or exchange offer other than by the Company in which at least 20 percent of the outstanding Common Stock is purchased; and certain changes in the equity ownership of the Company or composition of the Board of Directors.

Federal Income Tax Consequences

         The following discussion summarizes the material federal income tax consequences of participation in the 1994 Plan. The discussion is general in nature and does not address issues related to the tax circumstances of any particular participant in the 1994 Plan. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. The discussion does not address state, local or foreign tax consequences. Under present law and regulations, no income will be recognized by a participant upon the grant of stock options, stock appreciation rights, and other stock-based awards or performance awards under the 1994 Plan.

         Non-Qualified Stock Options. Upon the exercise of an NSO, an optionee recognizes taxable ordinary income equal to the difference between the exercise price for the shares and the fair market value of the shares on the date of exercise.

         Incentive Stock Options. An optionee does not recognize income upon the exercise of an ISO, except that the excess of the fair market value of the shares at the time of exercise over the option price will be income for purposes of calculating the optionee's alternative minimum tax, if any. An option loses its status as an ISO if the optionee exercises the ISO (i) more than three months after the optionee terminates employment or retires for reasons other than death or disability or (ii) more than one year after the optionee terminates employment because of disability. If an optionee does not make a "disqualifying disposition" (defined below) of an ISO, the gain, if any, upon a subsequent sale (i.e., the excess of the proceeds received over the option price) will be long-term capital gain.

         For shares acquired through exercise of an ISO, a "disqualifying disposition" is a transfer of the shares (i) within two years after the grant of the ISO or (ii) within one year after the transfer of the shares to the optionee pursuant to the ISO's exercise. If the optionee makes a disqualifying disposition, the optionee generally will recognize income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the option price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the option price will be ordinary income and the balance, if any, will be long-term or short-term capital gain, depending on whether the shares were sold more than one year after the ISO was exercised. If, however, the optionee sells the shares to an unrelated party at a price that is below the fair market value of the shares at the time the ISO was exercised and the sale is a disqualifying disposition, the amount of ordinary income will be limited to the amount realized on the sale over the option price.

         Restricted Stock Awards. A participant who receives an award of restricted stock under the 1994 Plan generally will recognize ordinary income at the time at which the restrictions on such shares (the "Restrictions") lapse, in an amount equal to the excess of (i) the fair market value of such shares at the time the Restrictions lapse, over (ii) the price, if any, paid for such shares. If the participant makes an election with respect to such shares under Section 83(b) of the Code not later than 30 days after the date shares are transferred to the participant pursuant to such award, the participant will recognize ordinary income at the time of transfer in an amount equal to the excess of (i) the fair market value of the shares covered by the award (determined without regard to any restriction other than a restriction which by its terms will never lapse) at the time of such transfer over (ii) the price, if any, paid for such shares.

         A participant's tax basis in shares received pursuant to a restricted stock award granted under the 1994 Plan will be equal to the sum of the price paid for such shares, if any, and the amount of ordinary income recognized by such participant with respect to the transfer of such shares or the lapse of the Restrictions thereon. The participant's holding period for such shares for purposes of determining gain or loss on a subsequent sale will begin immediately after the transfer of such shares to the participant, if a Section 83(b) election is made with respect to such shares, or immediately after the Restrictions on such shares lapse, if no Section 83(b) election is made.

         If, subsequent to the lapse of Restrictions on his or her shares, the participant sells such shares, the difference, if any, between the amount realized from such sale and the tax basis of such shares to the holder will be taxed as long-term or short-term capital gain or loss, depending on whether the participant's holding period for such shares exceeds the applicable holding period at the time of sale and provided that the participant holds such shares as a capital asset at such time.

         If a Section 83(b) election is made and, before the Restrictions on the shares lapse, the shares that are subject to such election are resold to the Company or are forfeited, (i) no deduction would be allowed to such participant for the amount included in the income of such participant by reason of such
Section 83(b) election and (ii) the participant would realize a loss in an amount equal to the excess, if any, of the amount paid for such shares over the amount received by the participant upon such resale or forfeiture (which loss would be a capital loss if the shares are held as a capital asset at such time). In such event, the Company would be required to include in its income the amount of any deduction previously allowable to it in connection with the transfer of such shares.

         Other Awards. Upon payment to a participant in settlement of a stock option or pursuant to the exercise of stock appreciation rights or pursuant to other stock-based awards or a performance award, the participant will recognize taxable ordinary income in an amount equal to the cash and/or fair market value of the Common Stock received.

         Special rules apply to a director or officer subject to liability under
Section 16(b) of the Exchange Act.

         In all the foregoing cases the Company will be entitled to a deduction at the same time and in the same amount as the participant recognizes ordinary income, subject to the following limitations. Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility of the Company. The limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the Company's Chief Executive Officer or any one of the other four most highly compensated executive officers. Certain performance-based compensation is not subject to the limitation on deductibility. Options and stock appreciation rights can qualify for this performance-based exception, but only if they are granted at fair market value, the total number of shares that can be granted to an executive for any period is stated, and stockholder and Board approval is obtained. Restricted stock does not satisfy the definition of performance-based compensation unless the lapse of the restriction period is based on the attainment of specified performance goals approved by the Company's stockholders. The option, stock appreciation right and performance award portions of the 1994 Plan have been drafted to allow compliance with those performance-based criteria.

         As of January 16, 2001, the last reported sales price per share of Common Stock as reported on the OTC Bulletin Board was $1.00.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 1994 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE 1994 PLAN.

                      PROPOSAL NO. 4 - RATIFICATION OF THE
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors will request that the stockholders ratify the appointment of Arthur Andersen LLP as independent public accountants to examine the financial statements of the Company for the fiscal year ending December 31, 2001. A representative of Arthur Andersen LLP will be present at the Special Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

         Audit Fees. The aggregate fees billed for professional services rendered for the audit of the Company's annual and quarterly financial statements for the year ended December 31, 1999 were $26,000.

         All Other Fees. The aggregate fees billed for services rendered by Arthur Andersen LLP for the year ended December 31, 1999, other than the audit fees disclosed above, were $5,750.

         For the year ended December 31, 1999, the Company's Audit Committee did not consider whether the provision of services unrelated to the audit was compatible with maintaining the principal accountant's independence.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY.

                            PROPOSALS OF STOCKHOLDERS

         Any stockholder wishing to have a proposal considered for inclusion in the proxy materials for the Company's 2001 annual meeting of stockholders must set forth such proposal in writing and file it with the Secretary of the Company no later than a reasonable time before the Company begins to print and mail its proxy materials for the Company's 2001 annual meeting of stockholders. In addition, if the Company receives notice of a shareholder proposal later than a reasonable time before the Company mails its proxy materials for the Company's 2001 annual meeting of stockholders, the persons named as proxies in the proxy statement and accompanying proxy will have discretionary authority to vote on that shareholder proposal.

                           INCORPORATION BY REFERENCE

         The Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999, transmitted with the Proxy Statement, are hereby incorporated by reference. No other portions of the Annual Report shall be deemed incorporated herein.

                              FINANCIAL INFORMATION

         THE COMPANY'S 1999 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THESE MATERIALS. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY. REQUESTS SHOULD BE DIRECTED TO THE CONTROLLER, A-FEM MEDICAL CORPORATION, 10180 S.W. NIMBUS AVENUE, SUITE J-5, PORTLAND, OREGON 97223.


                       By Order of the Board of Directors


                           /s/  Steven T. Frankel
                       --------------------------------------------------------
                       Steven T. Frankel, President and Chief Executive Officer

February 9, 2001

                                   APPENDIX 1

                            A-FEM MEDICAL CORPORATION
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER
                             Adopted August 4, 2000

I.       Overall Purpose

         The primary purpose of the Audit Committee is to assist the Board of Directors in achieving its oversight responsibilities in the following areas:
|X| Overseeing that management has maintained the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company;

|X| Overseeing that management has established and maintained processes to assure that an adequate system of internal control over key business risks is functioning within the Company;

|X| Overseeing that management has established and maintained processes to assure compliance by the Company with all applicable laws, regulations and Company policies.


II.      Composition

         The Audit Committee shall be comprised of two or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

         The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and will serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.


III.     Meetings

         The Committee shall meet at least quarterly, prior to the Company's release of earnings for the preceding quarter. In addition to the Committee members, Company management and the independent accountants will attend these quarterly meetings. The agenda for the quarterly meetings shall include, at a minimum, a review of the Company's financial results and an executive session with the independent accountants. The Committee will include other agenda topics which, in its opinion, are necessary to executing its responsibilities under this charter. The Committee may meet more frequently as circumstances dictate.


IV.      Activities

In fulfilling its overall purpose, the audit committee shall annually schedule and carry out the following activities. The five broad areas of activities include:

|X|      General
|X|      Reporting
|X|      Independent Accountants
|X|      Key Risks and Controls
|X|      Ethical and Legal Standards

                                   Activities

Area:  GENERAL

1. Determine that each Committee member is independent and free from any relationships that would interfere with the exercise of his or her judgment as a member of the Committee. Definition of independence would exclude directors who:

     Have been employed by the corporation during the past three years,

     o Accept compensation in excess of $60,000 from the Company, or any of its affiliates during the previous fiscal year other than for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation,

     o Are members of the immediate family of any executive officer employed during the past three years,

     o Are executives of other corporations where any of the corporations executives serves on the compensation committee

     o Is a partner in, a controlling shareholder or executive officer of any for-profit business organization to which the corporation made or received payments in any of the past three years that exceed 5% of the company's or business organizations consolidated gross revenues for that year, or $200,000, whichever is greater. Payments resulting solely from investments in the company's securities need not be considered for this purpose.

2. Determine that all Committee members are "financially literate" and at least one member has financial management experience, as defined by the full board.

3. Review and update this Charter periodically, at least annually, as conditions dictate. Full board approval is required for adoption and significant changes to the charter.

4. Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each meeting with the full Board of Directors.

5. The audit committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

Area:  REPORTING

1. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

2. Review with management and the Company's independent public accountants the applicability and impact of any new pronouncements issued by FASB or other applicable regulatory agencies.

3. Disclose in the annual proxy statement whether the Committee has satisfied its responsibilities in compliance with this charter. Specifically, the report would require audit committees to state that they have reviewed and discussed the financial statements with management, discussed the items required by SAS 61 (including the quality of reporting) with independent auditors, and indicate that the audit committee has received the written report from auditors required by ISB 1 regarding auditors' independence. Finally, the report would require audit committee's to recommend to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for filing with the Commission.

4. Publish the written charter in the annual report at least every three years or in the next proxy statement after a significant amendment.

5. Meet with (telephonic or in person) financial management and the independent accountants following the completion of the independent accountants SAS #71 interim financial review and prior to the form 10Q filing/release of earnings.

Area:  INDEPENDENT ACCOUNTANTS

1. Review and approve the selection of the independent accountants. It should be clear to the independent accountants that they are ultimately accountable to the board of directors and the audit committee as representatives of the shareholders

2. Review with the independent accountants the scope of their examinations of the books and records of the Company and its subsidiaries and direct the special attention of the auditors to specific matters or areas deemed by the Committee or the auditors to be of special significance; and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable.

3. On an annual basis, receive a formal written statement from the independent auditors as to all significant relationships the accountants have with the Company to determine the accountants' independence.

4. Review with management and the independent auditor their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed and, particularly, about the degree of aggressiveness or conservatism of its accounting principles and underlying estimates.

5. Review with management and the independent accountants at the completion of their audit:

     o The existence of any fraud or illegal acts that the auditor may have become aware of;

     o Any significant deficiencies in the design or operation of internal controls noted during the audit;

     o Selection of and changes in significant accounting policies or their application;

     o Process used by management in making significant accounting judgments or estimates

     o    Significant audit adjustments

     o Review by the auditors of other information in the audited financial statements.

     o    Disagreements with management

     o Consultation, if any, with other auditors on significant accounting matters

     Serious difficulties encountered during the audit

6. Consider recommendations from the independent accountants and internal auditors regarding internal controls, information technology controls and security and other matters relating to the Company and its subsidiaries and reviewing the correction of controls or processes deemed to be needing improvement.

7. Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

Area:  KEY RISKS AND CONTROLS

1. Inquire of management, the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks.

2.   Review accounting and financial human resources and succession planning.

Area:  ETHICAL AND LEGAL STANDARDS

1. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

2. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

3. Review and approve updates periodically to the Corporations Code of Conduct and ensure that management has established a system to enforce this Code.

4. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                   APPENDIX 2

                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                          OF A-FEM MEDICAL CORPORATION

         Section 4.1 of the Articles of Incorporation shall be deleted in its entirety and the following substituted therefor:

              "4.1    Authorized Capital

                           The corporation is authorized to issue two classes of
                  stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares of stock that the corporation shall have authority to issue shall be 100,000,000, consisting of 75,000,000 shares of Common Stock with a par value of $.01 per share, and 25,000,000 shares of Preferred Stock with a par value of $.01 per share."

                                   APPENDIX 3

                            A-FEM MEDICAL CORPORATION

                              AMENDED AND RESTATED
               1994 INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN



1. Purpose. The purpose of this Incentive and Non-Qualified Stock Option Plan (the "Plan") is to enable A-Fem Medical Corporation (the "Company") to attract and retain the services of: (i) selected employees, officers and directors of the Company or of any subsidiary of the Company; and (ii) selected nonemployee agents, consultants, advisors, persons involved in the sale or distribution of the Company's products and independent contractors of the Company or any subsidiary.

2. Shares Subject to the Plan. Subject to adjustment as provided below and in paragraph 14, the shares to be offered under the Plan shall consist of Common Stock of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed 5,100,000 shares. Subject to adjustment from time to time as provided in paragraph 14, not more than 500,000 shares of Common Stock may be made subject to awards under the Plan to any individual participant in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an option, stock appreciation right or performance unit granted under the Plan expires, terminates or is canceled, the unissued shares subject to such option, stock appreciation right or performance unit shall again be available under the Plan. If shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

3.  Effective Date and Duration of Plan.

         (a) Effective Date. This restatement of the Plan shall be effective as of July 10, 1997, the date as of which the Plan was approved by the vote of the holders of a majority of the shares of the Common Stock of the Company.

         (b) Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, performance units and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

4. Administration. The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee"). If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board of Directors shall consider in selecting members of the Committee, the provisions regarding
(a) "outside directors" as contemplated by Section 162(m) of the Code and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the Exchange Act. The Committee shall consist of not fewer than two members of the Company's Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. A majority of the Committee may act at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. The Committee shall from time to time at its discretion determine: (i) those Officers, Directors, employees (including key and non-key), consultants and others who shall be granted options; (ii) the number of shares of stock to be optioned to each; and
(iii) subject to the express provisions of the Plan, the terms of all options so granted. Other than "Formula Awards" granted pursuant to paragraph 13, no Director while a member of the Committee shall be eligible to receive an option under the Plan.

         The interpretation and construction by the Committee of any provision of the Plan or of any option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         If at any time the Committee shall not be in office, or has fewer than two members, the Board of Directors shall perform the functions of the Committee.

         If authority is delegated to the Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except: (i) as otherwise provided by the Board of Directors; and (ii) only the Board of Directors may amend or terminate the Plan as provided in paragraphs 3 and 17.

5. Types of Awards; Eligibility. The Board of Directors may, from time to time, take the following actions, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Code, as provided in paragraphs 6(a) and 6(b); (ii) grant options other than Incentive Stock Options ("Non-Statutory Stock Options") as provided in paragraphs 6(a) and 6(c); (iii) award stock bonuses as provided in paragraph 7; (iv) sell shares subject to restrictions as provided in paragraph 8; (v) grant stock appreciation rights as provided in paragraph 9; (vi) grant cash bonus rights as provided in paragraph 10; (vii) grant performance units as provided in paragraph 11; and
(viii) grant foreign qualified awards as provided in paragraph 12. The persons who shall be eligible to receive Incentive Stock Options shall be such Officer-employees and other employees (whether or not they are Directors) of the Company or its subsidiaries as the Committee or, if there is no Committee, the Board of Directors, shall select from time to time. Directors who are not employees, consultants and others, who have a relationship with the Company or its subsidiaries, may only receive Non-Statutory Stock Options. Officers and employees may also receive Non-Statutory Stock Options. An optionee may hold more than one option, but only on the terms and subject to the restrictions hereafter set forth. Members of the Committee, and members of the Board of Directors if there is no Committee, shall only be eligible to receive grants under the Plan pursuant to paragraph 13.

         At the discretion of the Board of Directors or the Committee, if appointed, an individual may be given an election to surrender an award in exchange for the grant of a new award.

6. Option Grants.

         (a)      General Rules Relating to Options.

                  (i) Terms of Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Stock of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

                  (ii) Exercise of Options. Except as provided in paragraph 6(a)(iv) or as determined by the Board of Directors, no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by or is in the service of the Company or any subsidiary of the Company and shall have been so employed or have provided such service continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Board of Directors shall not, however, be deemed an interruption of employment or service for this purpose. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option.

                  (iii) Nontransferability. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors with respect to an option granted to a person who is neither an Officer nor a Director of the Company, each other option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death or, for options other than Incentive Stock Options, pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

                  (iv)  Termination of Employment or Service.

                           (A) General Rule. Unless otherwise determined by the
Board of Directors, in the event the employment or service of the optionee with the Company or subsidiary terminates for any reason other than because of physical disability or death as provided in subparagraphs 6(a)(iv)(B) and (C), the option may be exercised at any time prior to the expiration date of the option, but if the option is an Incentive Stock Option, it may not be exercised more than three months following termination of employment. Any option may be exercised only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

                           (B) Termination Because of Total Disability. Unless
otherwise determined by the Board of Directors, in the event of the termination of employment or service of the optionee with the Company or a subsidiary because of total disability, the option may be exercised at any time prior to the expiration date of the option, but if the option is an Incentive Stock Option, it must be exercised not more than one year after termination of employment. The term "total disability" means a mental or physical impairment that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the optionee to be unable, in the opinion of the Company and two independent physicians, to perform his or her duties as an employee, Director, Officer or consultant of the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two independent physicians have furnished their opinions of total disability to the Company.

                           (C) Termination Because of Death. Unless otherwise
determined by the Board of Directors, in the event of the death of an optionee while employed by or providing service to the Company or a subsidiary, the option may be exercised at any time prior to the expiration date of the option, but only if and to the extent the optionee was entitled to exercise the option at the date of death and only by the person or persons to whom such optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

                           (D) Amendment of Exercise Period Applicable to
Termination. The Board of Directors, at the time of grant or at any time thereafter, may increase the portion of an option that is exercisable, subject to such terms and conditions as the Board of Directors may determine.

                           (E) Failure to Exercise Option. To the extent that
the option of any deceased optionee or of any optionee whose employment or service terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

                  (v) Purchase of Shares. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company) or, with the consent of the Board of Directors, in whole or in part, in Common Stock of the Company valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash, promissory notes and other forms of consideration.

         No shares shall be issued until full payment for the shares has been made. With the consent of the Board of Directors, an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors, an optionee may satisfy this obligation, in whole or in part, by having the Company withhold amounts due or by delivering to the Company Common Stock shares that would satisfy the withholding amount. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option.

         (b) Incentive Stock Options. Incentive Stock Options shall be subject to the following additional terms and conditions:

                  (i) Limitation of Amount of Grants. No employee may be granted Incentive Stock Options under the Plan if the aggregate fair market value, on the date of grant, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the employee during any calendar year under the Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

                  (ii) Limitation on Grants to 10 Percent Stockholders. An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the option price is at least 110 percent of the fair market value of the Common Stock subject to the option on the date it is granted, as described in paragraph 6(b)(iv), and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

                  (iii) Duration of Options. Subject to paragraphs 6(a)(ii) and 6(b)(ii), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

                  (iv) Option Price. The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in paragraph 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Common Stock covered by the Incentive Stock Option at the date the option is granted. During such time as the Common Stock is not listed upon an established stock exchange, the fair market value per share shall be the mean between the closing "bid" and "ask" prices of the Common Stock in the New York over-the-counter market on the day the option is granted, as reported by the National Association of Securities Dealers, Inc. If the stock is listed upon an established stock exchange or exchanges, such fair market value shall be deemed to be the highest closing price of the Common Stock on such stock exchange or exchanges on the day the option is granted or if no sale of the Company's Common Stock shall have been made on any stock exchange that day, on the next preceding day on which there was a sale of such stock. If there is no established market for the stock, the fair market value shall be determined by the most recent prior private sale price of the Common Stock. Subject to the foregoing, the Board of Directors in fixing the option price shall have full authority and discretion so long as they shall act in good faith.

                  (v) Limitation on Time of Grant. No Incentive Stock Option shall be granted on or after the tenth anniversary of the effective date of the Plan.

                  (vi) Conversion of Incentive Stock Options. The Board of Directors may at any time without the consent of the optionee convert an Incentive Stock Option to a Non-Statutory Stock Option.

         (c) Non-Statutory Stock Options. Non-Statutory Stock Options shall be subject to the following terms and conditions in addition to those set forth in paragraph 6(a) above:

                  (i) Option Price. The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant and may be any amount determined by the Board of Directors.

                  (ii) Duration of Options. Non-Statutory Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors.

7. Stock Bonuses. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions and restrictions determined by the Board of Directors (which may be based on continuous service with the Company or the achievement of performance goals related to profits, profit growth, profit-related return ratios, cash flow or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the award. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Board of Directors. If shares are subject to forfeiture, all dividends or other distributions paid by the Company with respect to the shares shall be retained by the Company until the shares are no longer subject to forfeiture, at which time all accumulated amounts shall be paid to the recipient. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors, a recipient may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

8. Restricted Stock. The Board of Directors may issue shares under the Plan for such consideration (including promissory notes and services) as determined by the Board of Directors. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Board of Directors. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares shall be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Common Stock issued pursuant to this paragraph 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. The Company may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to the applicable law. With the consent of the Board of Directors, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

9.       Stock Appreciation Rights.

         (a) Grant. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms and conditions as the Board of Directors prescribes.

         (b)      Exercise.

                  (i) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one share of Common Stock of the Company over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the excess of the fair market value of one share of Common Stock of the Company over the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Common Stock valued at fair market value, in cash, or partly in Common Stock and partly in cash, all as determined by the Board of Directors.

                  (ii) A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the following rules shall apply:
(1) the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised; (2) upon exercise of the stock appreciation right, the option or portion thereof to which the stock appreciation right relates terminates; and (3) upon exercise of the option, the related stock appreciation right or portion thereof terminates.

                  (iii) The Board of Directors may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted prior to adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

                  (iv) For purposes of this paragraph 9, the fair market value of the Common Stock shall be determined as of the date the stock appreciation right is exercised, under the methods set forth in paragraph 6(b)(iv).

                  (v) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors shall determine, the number of shares may be rounded downward to the next whole share.

                  (vi) Each stock appreciation right granted in connection with an Incentive Stock Option, and unless otherwise determined by the Board of Directors with respect to a stock appreciation right granted to a person who is neither an Officer nor a Director of the Company, each other stock appreciation right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death, and each stock appreciation right by its term shall be exercisable during the holder's lifetime only by the holder; provided, however, that a stock appreciation right not granted in connection with an Incentive Stock Option shall also be transferable pursuant to a qualified domestic relations order as defined under the Code or ERISA.

                  (vii) Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the satisfy the withholding amount.

                  (viii) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued. Cash payments of stock appreciation rights shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

10. Cash Bonus Rights.

         (a) Grant. The Board of Directors may grant cash bonus rights under the Plan in connection with: (i) options granted or previously granted; (ii) stock appreciation rights granted or previously granted; (iii) stock bonuses awarded or previously awarded; and (iv) shares sold or previously sold under the Plan. Cash bonus rights will be subject to rules, terms and conditions as the Board of Directors may prescribe. Unless otherwise determined by the Board of Directors with respect to a cash bonus right granted to a person who is neither an Officer nor a Director of the Company, each cash bonus right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death or pursuant to a qualified domestic relations order as defined under the Code or ERISA. The payment of a cash bonus shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

         (b) Cash Bonus Rights in Connection With Option. A cash bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised (or terminates in connection with the exercise of a stock appreciation right related to the option) in whole or in part. If an optionee purchases shares upon exercise of an option and does not exercise a related stock appreciation right, the amount of the bonus shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. If the optionee exercises a related stock appreciation right in connection with the termination of an option, the amount of the bonus shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the stock appreciation right by the applicable bonus percentage. The bonus percentage applicable to a bonus right shall be determined from time to time by the Board of Directors but shall in no event exceed 75 percent.

         (c) Cash Bonus Rights in Connection With Stock Bonus. A cash bonus right granted in connection with a stock bonus will entitle the recipient to a cash bonus payable when the stock bonus is awarded or when restrictions, if any, to which the stock is subject lapse. If bonus stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the cash bonus right granted in connection with the stock bonus shall terminate and may not be exercised. The amount and timing of payment of a cash bonus shall be determined by the Board of Directors.

         (d) Cash Bonus Rights in Connection With Stock Purchase. A cash bonus right granted in connection with the purchase of stock pursuant to paragraph 8 will entitle the recipient to a cash bonus when the shares are purchased or when restrictions, if any, to which the stock is subject lapse. Any cash bonus right granted in connection with shares purchased pursuant to paragraph 8 shall terminate and may not be exercised in the event the shares are repurchased by the Company or forfeited by the holder pursuant to applicable restrictions. The amount of any cash bonus to be awarded and timing of payment of a cash bonus shall be determined by the Board of Directors.

         (e) Taxes. The Company shall withhold from any cash bonus paid pursuant to this paragraph 10 the amount necessary to satisfy any applicable federal, state and local withholding requirements.

11. Performance Units. The Board of Directors may grant performance units consisting of monetary units which may be earned in whole or in part if the Company achieves certain goals established by the Board of Directors over a designated period of time, but not in any event more than 10 years. The goals established by the Board of Directors may include earnings per share, return on stockholders' equity, return on invested capital, and such other goals as may be established by the Boards of Directors. In the event that the minimum performance goal established by the Board of Directors is not achieved at the conclusion of a period, no payment shall be made to the participants. In the event the maximum corporate goal is achieved, 100 percent of the monetary value of the performance units shall be paid to or vested in the participants. Partial achievement of the maximum goal may result in a payment or vesting corresponding to the degree of achievement as determined by the Board of Directors. Payment of an award earned may be in cash or in Common Stock or in a combination of both, and may be made when earned, or vested and deferred, as the Board of Directors determines. Deferred awards shall earn interest on the terms and at a rate determined by the Board of Directors. Unless otherwise determined by the Board of Directors with respect to a performance unit granted to a person who is neither an Officer nor a Director of the Company, each performance unit granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death or pursuant to a qualified domestic relations order as defined under the Code or ERISA. Each participant who has been awarded a performance unit shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary or fees for services, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued that number of shares that would satisfy the withholding amount due or by delivering Common Stock to the Company to satisfy the withholding amount. The payment of a performance unit in cash shall not reduce the number of shares of Common Stock reserved for issuance under the Plan. The number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award.

12. Foreign Qualified Grants. Awards under the Plan may be granted to such Officers and employees of the Company and its subsidiaries and such other persons described in paragraph 1 residing in foreign jurisdictions as the Board of Directors may determine from time to time. The Board of Directors may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the Plan.

13. Formula Awards to Committee Members. Each Director appointed to the Committee shall be granted Non-Statutory Stock Options for 30,000 shares of Common Stock on the day such Committee member is so appointed and thereafter further grants of Non-Statutory Stock Options for 30,000 shares of Common Stock on the third anniversary of the grant of such Committee member's most prior grant under this paragraph 13; provided, however, that the aggregate grant to newly appointed Committee members shall be reduced on an option for option basis by the amount of any option grants accepted by such appointee from the Company within the prior 24-month period (the "Formula Options"). The Formula Options granted to such Committee member shall have an exercise price per share equal to the fair market value of Common Stock on the date of grant. Each Formula Option granted under this paragraph 13 shall become exercisable in three equal installments on each of the first three anniversaries of the date of grant. Each portion of each Formula Option granted under this paragraph 13 shall be exercisable for 10 years after the date of grant. Upon termination of a Director's membership on the Board other than due to such Director's death or "total disability" (as defined in paragraph 6(a)(4)(B)), any Formula Options which are then exercisable may be exercised by such Director at any time prior to the expiration of such option's term or within three months following such cessation of membership, whichever period is shorter. The exercise price for each Formula Option granted pursuant to this paragraph 13 is payable in the manner prescribed in paragraph 6(a)(v). The terms and provisions of this Plan shall also apply to the grant and exercise of Formula Options, to the extent such other provisions do not contradict the express provisions of this paragraph 13.

14. Changes in Capital Structure. If the outstanding Common Stock of the Company is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for awards under the Plan. In addition, except with respect to transactions referred to in paragraph 15, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options and stock appreciation rights, or portions thereof then unexercised, shall be exercisable, so that the optionee's proportionate interest before and after the occurrence of the event is maintained. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive. If the stockholders of the Company receive capital stock from another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any transaction involving a merger, consolidation or plan of exchange, all options granted hereunder shall be converted into options to purchase shares of Exchange Stock (unless the Company and the corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder are to be treated as set forth in the following sentence) in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company to which paragraph 15 does not apply, in lieu of providing for options and stock appreciation rights as provided above in this paragraph 14, the Board of Directors may, in its sole discretion, provide 30-day period prior to such event during which optionees shall have the right to exercise options and stock appreciation rights in whole or in part without any limitation on exercisability and upon the expiration of which 30-day period all unexercised options and stock appreciation rights shall immediately terminate.

15. Acceleration in Certain Events. Notwithstanding any other provisions of the Plan, all options and stock appreciation rights outstanding under the Plan shall immediately become exercisable in full for the remainder of their terms at any time when any one of the following events has taken place:

         (a) The stockholders of the Company approve one of the following ("Approved Transactions"):

                  (i) Any consolidation, merger or plan of exchange, involving the Company ("Merger") pursuant to which Common Stock would be converted into cash; or

                  (ii) Any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company; or

         (b) A tender or exchange offer, other than one made by the Company, is made for Common Stock (or securities convertible into Common stock) and such offer results in a portion of those securities being purchased and the offeror after the consummation of the offer is the beneficial owner (as determined pursuant to Section 13(d) of the Exchange Act), directly or indirectly, of at least 20 percent of the outstanding Common Stock (an "Offer"); or

         (c) The Company receives a report on Schedule 13D under the Exchange Act reporting the beneficial ownership by any person of 20 percent or more of the Company's outstanding Common Stock, except that if such receipt shall occur during a tender offer or exchange offer by any person other than the Company or a wholly owned subsidiary of the Company, acceleration of exercisability shall not take place until the conclusion of such offer; or

         (d) During any period of 12 months or less, individuals who at the beginning of such period constituted a majority of the Board of Directors cease for any reason to constitute a majority thereof unless the nomination or election of such new Directors was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period.

         All options and stock appreciation rights that are accelerated pursuant to this paragraph 15 shall terminate upon the dissolution of the Company or upon the consummation of any Merger pursuant to which Common Stock would be converted to cash. The terms used in this paragraph 15 and not defined elsewhere in the Plan shall have the same meanings as such terms have in the Exchange Act and the rules and regulations adopted thereunder.

16. Corporate Mergers, Acquisitions, etc. The Board of Directors may also grant options, stock appreciation rights, performance units, stock bonuses and cash bonuses, and issue restricted stock under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, stock bonuses, cash bonuses, restricted stock and performance units granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party.

17. Amendment of Plan. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 6(a) (iv), 9, 14 and 15, however, no change in an award already granted shall be made without the written consent of the holder of such award. Notwithstanding any of the foregoing, stockholder approval (sufficient under applicable state law) is required for any Plan amendment which: (a) materially increases the total number of shares subject to the Plan (except as provided in paragraph 14); (b) materially modifies the class of eligible employees under the Plan; or (c) effects a change relating to Incentive Stock Options which is inconsistent with the Code, ERISA, or rules and regulations adopted thereunder.

18. Approvals. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Stock under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

19. Employment and Service Rights. Nothing in the Plan, or any award pursuant to the Plan, shall: (i) confer upon any employee any right to be continued in the employment of the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to decrease such employee's compensation or benefits; or (ii) confer upon any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal or modification of any compensation, contract or arrangement with or by the Company.

20. Rights as a Stockholder. The recipient of any award under the Plan shall have no rights as a stockholder with respect to any Common Stock until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividend or other rights for which the record date occurs prior to the date such stock certificate is issued.

                  PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 8, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Steven T. Frankel and William H. Fleming, and each of them, as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designed below, all the shares of Common Stock of A-Fem Medical Corporation (the "Company") held of record by the undersigned on January 30, 2001, at the Special Meeting of Stockholders to be held on March 8, 2001 or at any adjournment thereof.

         1.       Election of Directors.

         Election of the following three nominees to serve as Class 1 directors for a one-year term or until their successors are duly elected and qualified.

         Merry Disney             James E. Reinmuth           RoseAnna Sevcik

         |_| FOR all nominees    |_| WITHHOLD AUTHORITY to vote for all nominees

         |_| WITHHOLD AUTHORITY for the following only:
             (write the name(s) of the nominee(s) in this space)


         Election of the following four nominees to serve as Class 2 directors for a two-year term or until their successors are duly elected and qualified.


William H. Fleming     Steven T. Frankel      Carol A. Scott     James R. Wilson

         |_| FOR all nominees    |_| WITHHOLD AUTHORITY to vote for all nominees

         |_| WITHHOLD AUTHORITY for the following only:
             (write the name(s) of the nominee(s) in this space)


--------------------------------------------------------------------------------

         2. Amendment of the Company's Articles of Incorporation to Increase the Authorized Number of Shares of the Company's Common Stock and Preferred Stock. Amend the Company's Articles of Incorporation to increase the authorized number of shares of the Company's Common Stock and Preferred Stock.

         |_| FOR                 |_| AGAINST                  |_| ABSTAIN

--------------------------------------------------------------------------------

         3. Amendment of the A-Fem Medical Corporation 1994 Incentive and Non-Qualified Stock Option Plan. Amend the A-Fem Medical Corporation 1994 Incentive and Non-Qualified Stock Option Plan (the "1994 Plan") to increase the number of shares of the Company's Common Stock reserved for issuance under the 1994 Plan.

         |_| FOR                 |_| AGAINST                  |_| ABSTAIN

--------------------------------------------------------------------------------

         4. Ratification of Independent Auditors for 2001. Ratify the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending December 31, 2001.

         |_| FOR                 |_| AGAINST                  |_| ABSTAIN

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR THE NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2, 3 AND 4.

                                 Please sign below exactly as your name appears on your stock certificate. When shares are held jointly, each person should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. An authorized person should sign on behalf of corporations, partnerships, limited liabilities companies and associations and give his or her title.

                                 Dated:                                   , 2001
                                       -----------------------------------

                                 -----------------------------------------------

                                 -----------------------------------------------
                                                    Signature

                                 -----------------------------------------------
                                             Signature if held jointly

   YOUR VOTE IS IMPORTANT. PROMPT RETURN OF THIS PROXY CARD WILL HELP SAVE THE
                  EXPENSE OF ADDITIONAL SOLICITATION EFFORTS.




















                                      -2-